Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 22, 1997


                            Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                           Delaware 0-23526 11-3198508
         (State or Other Jurisdiction (Commission File (I.R.S. Employer
                  of Incorporation) Number) Identification No.)


201 Old Country Road
Melville, New York                                    11747-2724
(Address of Principal                                 (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                 Not Applicable

     (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                              dated April 22, 1997

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LONG ISLAND BANCORP, INC.


                                          By: /S/     Mark Fuster
                                          ------------------------
                                          Name:       Mark Fuster
                                          Title:      Chief Financial Officer
                                                      (principal financial and
                                                      accounting officer)


Date:    April 22, 1997

LONG ISLAND BANCORP, INC.        NEWS RELEASE
201 Old Country Road
Melville, New York  11747

                                          Contact:
                                          Mary M. Feder
                                          Vice President, Investor Relations
                                          (516) 547-2607



            LONG ISLAND BANCORP, INC. ANNOUNCES FOURTH STOCK REPURCHASE PROGRAM MELVILLE, NY, APRIL 22, 1997 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that its Board of Directors approved the Company's fourth stock repurchase plan. The plan authorizes the purchase of up to one million shares over the next two years. The repurchases will be made from time to time, in open market transactions, at the discretion of management.

Chairman of the Board and Chief Executive Officer, John J. Conefry, Jr., commented, "The Board continues to view the Company's stock as an attractive investment with potential for continued growth. Repurchasing shares in the open market is one of many ways we plan to use our capital to enhance shareholder value. "

The Company's third repurchase program concluded on April 14, 1997. The Company has repurchased 922,500 shares of common stock, par value $.01 per share, in open market transactions since this third phase of the repurchase program commenced on April 15, 1996, at an aggregate cost of $28.4 million. Since the initial public offering in April 1994, the Company has repurchased a total of 3,060,054 shares and has 24,228,267 shares currently outstanding.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.

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